                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                 --------------


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of report (Date of earliest event reported): December 17, 2001



                            ALLOS THERAPEUTICS, INC.
             (Exact name of registrant as specified in its charter)



                                    DELAWARE
                 (State or other jurisdiction of incorporation)



       000-29815                                          54-1655029
(Commission File Number)                       (IRS Employer Identification No.)


                        11080 CIRCLEPOINT ROAD, SUITE 200
                           WESTMINSTER, COLORADO 80021
              (Address of Principal Executive Offices and Zip Code)



                                 (303) 426-6262
              (Registrant's telephone number, including area code)


                                 --------------

ITEM 5.  OTHER EVENTS


         On December 17, 2001, Allos Therapeutics, Inc. (ALTH) announced that Michael E. Hart has been appointed as its President and Chief Executive Officer. He replaces Stephen J. Hoffman, Ph.D., M.D., who served as President and Chief Executive Officer of Allos since joining the company in 1994. Dr. Hoffman will continue on with Allos as Chairman of the Board of Directors.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            (c)      EXHIBITS

Exhibit No.           Description
-----------           -----------
   99.1               Press Release, dated December 17, 2001.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 ALLOS THERAPEUTICS, INC.



Dated:  December 20, 2001                        By: /s/ Michael E. Hart
                                                    ----------------------------
                                                         Michael E. Hart
                                                         President and
                                                         Chief Executive Officer

                                INDEX TO EXHIBITS


Exhibit No.           Description
-----------           -----------
   99.1               Press Release, dated December 17, 2001.